Wi-Fi Perfected™ First Quarter 2017 Earnings Presentation May 8, 2017 Semiconductors Cloud Analytics Proprietary Software

Safe Harbor and Non-GAAP Financial Measures 2 This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, product development plans, competitive position, potential growth opportunities, use of proceeds and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the risk factors listed in our 10-K dated March 2, 2017. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by the SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix to this presentation.

Quantenna at a Glance 3 Strong Revenue Growth Profile $40 $67 $84 $129 2013 2014 2015 2016 $MM 100 million+ chips shipped 60+ products with Quantenna inside 40+ service providers 40+ OEMs / ODMs 325+ employees 10+ years of history 48% CAGR

Quantenna Takes Wi-Fi to Unparalleled Performance

Value-Add Proprietary Software & Algorithmic Features

- IQStream Traffic Management
  - Classify and prioritize traffic
- SuperDFS Dynamic Channel Selection
- MAUI Analytics
  - Embedded cloud-based Wi-Fi analytics platform
- SONiQ Smart Managed Wi-Fi Solution
  - Manages multiple access points and repeaters
  - Supports third-party silicon

Wi-Fi Perfected™

Innovative Implementation

- 2.4GHz + 5GHz Integrated Dual-Band Chipset
- Complete Host Offload
- Full Access Point in a Single Chipset

High Performance

IEEE Optional Features of Standards

- Advanced MIMO
- Advanced MU-MIMO
- Transmit Beamforming

Wave 2 / Wave 3

Better Performance

IEEE Basic Features of Standards

Basic Functionality and Interoperability

Technology: 4x4 MIMO, 8x8 MIMO, Dual-Band, 8x8 + 4x4 MIMO, Predictive Software, Advanced Routing

Performance: 2Gbps, 5Gbps, 10 Gbps

4

Sizing Up the Premium Wi-Fi Market 5 Total Wi-Fi Chipset Revenue $2.1 B $2.6 B $1.5 B $1.4 B $0.2 B $1.3 B 2016 2021 Source: ABI Research Wi-Fi Market Data 3Q 2016, Table 4, Table 11 and Table 26 and Quantenna assumptions Portable Devices include cellular phones, laptops, netbooks, Ultrabooks, Chromebooks, PC accessories, mobile devices, gaming controllers, OEM remote controls, 3D glasses, and wearables and healthcare devices Non-Portable Devices include networking, set-top boxes, televisions, gaming consoles, DVD / Blu-ray players, desktop PCs, printers, smart home, automotive, industrial, and others 2.1 B 2.9 B 0.7 B 1.1 B 0.0 B 0.2 B 2016 2021 Total Wi-Fi Enabled Device Shipments 53% 2016-2021 CAGR 8% 7% 50% 2016-2021 CAGR -2% 4% Premium Wi-Fi * in Non-Portable Devices Mainstream Wi-Fi in Non-Portable Devices Wi-Fi in Portable Devices * Premium Wi-Fi chipsets are defined by 4x4 MIMO or higher performance. Quantenna’s premium Wi-Fi technology leads the high performance, non-portable device market.

Q1 2017 Financial Highlights Record quarterly revenue of $37.9 million • 55% Y/Y growth vs Q1 2016 • 1% Q/Q growth vs Q4 2016 Consistent gross margin of 49.2% • Within 48% to 50% guidance range • Up 50bps Y/Y vs Q1 2016 Cash outflows to fund working capital • Cash from ops ($0.4) million or ($0.01)/share Record Earnings Performance • $1.2 million net income – Exceeds entire 2016 net income • $0.03 in EPS – Flat Q/Q vs $0.03 in Q4 2016 – Exceeds expected range of $0.00 to $0.02 0 25 50 75 100 125 150 Q1 2016 Q1 2017 TTM Q1 2016 TTM Q1 2017 59% YoY Strong Revenue Growth Profile $MM 55% YoY 6 *Gross margin, income and EPS figures are based on non-GAAP reporting which excludes stock-based compensation. TTM means trailing twelve months.

Technology Cycles Drive Growth $MM 0 5 10 15 20 25 30 35 40 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Other 802.11n 802.11ac Wave2 802.11ac Wave3 (10G) Q1 Wi-Fi Technology Highlights • 802.11ac Wave 3 (10G) revenue – Grew 144% Q/Q to $1.0 million – Expected to ramp significantly throughout 2017 • 802.11ac Wave 2 revenue – Declined $1.6 million or 5% Q/Q – Grew 101% Y/Y to $29.9 million – Q2 revenue expected to exceed Q4 2016 level • 802.11n revenue – Grew 27% Q/Q to $7.0 million – Declined $4.7 million or 22% Y/Y – Revenue expected to slowly decline longer-term Wi-Fi Technology Sets the Pace for Revenue Growth 7

Operating Results & Guidance 2015 Q4 2016 2016 Q1 2017 Q2 2017 Guidance Revenue $83.8 $37.5 $129.1 $37.9 $42 - $44 Gross Margin 49% 52% 50% 49% 48.5 - 50.5% OPEX 55% 48% 48% 45% Up 10-15% Q/Q EPS $(7.59) $0.03 $0.04 $0.03 $0.04 - $0.06 8 *Gross margin, OPEX and EPS figures are based on non-GAAP reporting which excludes stock-based compensation.

Balance Sheet Summary 2015 Q3 2016 2016 Q1 2017 Cash and Cash Equivalents $15.7 $17.8 $117.0 $114.4 Total Assets $46.7 $55.1 $154.8 $156.1 Total Debt $5.8 $6.6 $6.5 $5.8 Total Liabilities $17.6 $25.5 $26.0 $25.3 Total Stockholders’ Equity ($155.7) ($155.1) $128.7 $130.7 9

Appendix 10

Non-GAAP to GAAP Operating Margin Reconciliation 11 SBC means stock-based compensation, percentages may not total due to rounding 2015 Q4 2016 2016 Q1 2017 Non-GAAP Gross Margin 49% 53% 50% 49% SBC: Gross Margin 0% 0% 0% 0% GAAP Gross Margin 49% 53% 50% 49% Non-GAAP Operating Margin (6%) 3% 2% 6% SBC: R&D 0% 1% 1% 3% SBC: S&M 1% 0% 0% 1% SBC: G&A 1% 1% 1% 1% GAAP Operating Margin (7%) 1% (1%) (1%)

Non-GAAP to GAAP Net Margin Reconciliation 12 SBC means stock-based compensation, percentages may not total due to rounding 2015 Q4 2016 2016 Q1 2017 Non-GAAP Net Margin (7%) 2% 1% 6% SBC: Gross Margin 0% 0% 0% 0% SBC: R&D 0% 1% 1% 3% SBC: S&M 1% 0% 0% 1% SBC: G&A 1% 1% 1% 1% GAAP Net Margin (8%) 0% (1%) (2%)

Wi-Fi Perfected™ 13 Semiconductors Cloud Analytics Proprietary Software